Exhibit 99.1

Lakeland Bancorp Grows Core EPS by 18%  and Increases Dividend

OAK RIDGE, N.J., April 27, 2017 (GLOBE NEWSWIRE) -- Lakeland Bancorp, Inc. (NASDAQ:LBAI) (the “Company”), the parent company of Lakeland Bank (“Lakeland”), reported net income of $12.3 million for the three months ended March 31, 2017 compared to $8.1 million for the same period in 2016.  For the three months ended March 31, 2017, diluted earnings per share (“EPS”) of $0.26 increased over $0.20 for the same period in 2016.  Core EPS, which excludes $1.7 million of pre-tax merger related expenses in the first quarter of 2016(1), increased 18% from $0.22 for the three months ended March 31, 2016 to $0.26 this quarter.  For the first quarter of 2017, return on average assets was 0.97%, return on average common equity was 9.02%, and return on average tangible common equity was 12.04%.

Thomas J. Shara, Lakeland Bancorp’s President and CEO, commented, “We are pleased to report another strong quarter highlighted by robust loan and core deposit growth. Our net interest margin increased this quarter as a result of fully deploying the excess liquidity from our subordinated debt and equity offerings in late 2016.”

With respect to the Company’s markets, Mr. Shara added, “We are excited to expand our franchise into New York State with our opening of the Highland Mills branch in the Hudson Valley. This expansion compliments the two bank acquisitions we completed in 2016.”

The following represents performance highlights and significant events for the first quarter of 2017:

  Commercial loans grew $106.3 million, or 3.4%, since December 31, 2016, resulting in total loan growth of $100.8 million to $3.97 billion at March 31, 2017.
  Deposits increased $200.6 million, or 4.9%, since December 31, 2016, to $4.29 billion primarily due to growth in consumer accounts.
  The Company sold an investment security realizing a gain of $2.5 million.  The Company elected to prepay $54.0 million in higher rate long-term borrowings and incurred a $2.8 million prepayment penalty.
  Net interest margin (“NIM”) rose to 3.33% compared to 3.27% in the prior quarter and 3.48% for the first quarter of 2016.  The increase from the fourth quarter of 2016 was primarily due to the deployment of cash into higher yielding investments and loans as well as the paydown of higher rate long-term debt.
  The efficiency ratio of 56.36% for the first quarter of 2017 compares favorably to 60.48% for the same period in 2016.
  On April 25, 2017, the Company increased its quarterly cash dividend 5.3% to $0.10 per share to be paid on May 16, 2017 to stockholders of record as of May 5, 2017.
  The Company adopted Accounting Standards Update No. 2016-09 related to the accounting of stock compensation and the Company recorded a $0.6 million tax benefit associated with the vesting and exercise of equity awards during the quarter.
  The Company opened its first branch outside of New Jersey to enhance its presence in the Hudson Valley market in New York State.

Earnings
Net income for the first quarter of 2017 was $12.3 million compared to $8.1 million for the first quarter of 2016.  Excluding merger related expenses, net income for the first quarter of 2016 was $9.3 million.

Net Interest Income
Net interest income for the first quarter of 2017 was $39.3 million, as compared to $33.9 million for the same period in 2016.  Total interest income increased due to the organic growth of earning assets as well as the merger with Harmony Bank in July 2016 (“the merger”).  Total interest expense increased $1.8 million, primarily due to additional deposits from the merger, organic deposit growth and the impact of the subordinated debt offering in September 2016.

The yield on interest earning assets for the first quarter of 2017 was 3.78%, as compared to 3.86% reported in the first quarter of 2016, due to a change in the mix of interest-earning assets.  The cost of interest-bearing liabilities for the first quarter of 2017 was 0.60% compared to 0.49% for the first quarter of 2016, reflecting the additional interest expense from the subordinated debt offering in September 2016 and the higher cost of deposits.

Noninterest Income
Noninterest income totaled $8.1 million for the first quarter of 2017 compared to $4.9 million for the same period in 2016.  This increase was primarily due to an additional $2.2 million gain on sale of investment securities, $0.4 million gain on sale of a former branch, $0.3 million additional gain on sale of other real estate owned, and $0.3 million in higher loan swap fee income.

Noninterest Expense
Noninterest expense totaled $28.5 million for the first quarter of 2017 compared to $25.4 million for the same period in 2016.  This quarter, the Company incurred long-term debt prepayment penalties of $2.8 million, and in 2016, the Company incurred $1.7 million in merger related expenses.  Salary and employee benefit expenses increased $1.3 million for the three months ended March 31, 2017 compared to the prior year period due primarily to additional staff from the merger and increases in employee salary and benefit costs.  Other expenses increased $0.4 million primarily due to higher correspondent, legal, collection, courier and consulting expenses.

Financial Condition
In the first quarter of 2017, total assets increased $154.7 million, or 3.0%, to $5.25 billion as total loans and leases grew $100.8 million to $3.97 billion and investment securities increased $78.4 million to $847.8 million.  On the funding side, total deposits grew $200.6 million to $4.29 billion while other borrowings declined $87.4 million to $173.4 million.

Asset Quality
At March 31, 2017, non-performing assets totaled $18.5 million (0.35% of total assets), compared to $21.5 million (0.42% of total assets) at December 31, 2016.  Non-performing loans and leases as a percent of total loans and leases decreased to 0.45% at March 31, 2017 from 0.53% at December 31, 2016.  The allowance for loan and lease losses totaled $31.6 million at March 31, 2017, and represented 0.79% of total loans and leases.  During the first quarter of 2017, the Company had net charge-offs of $0.9 million (annualized 0.09% of average loans) compared to $1.4 million (annualized 0.17% of average loans) for the first quarter of 2016.  The provision for loan and lease losses for the first quarter of 2017 was $1.2 million compared to $1.1 million for the first quarter of 2016.

Capital
At March 31, 2017, stockholders' equity was $557.6 million compared to $550.0 million at December 31, 2016.   Book value per common share was $11.78 compared to $11.65 at December 31, 2016.  Tangible book value per common share was $8.84 compared to $8.70 at December 31, 2016.

Forward-Looking Statements
The information disclosed in this document includes various forward-looking statements (with respect to corporate objectives, trends, and other financial and business matters) that are made in reliance upon the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  The words “anticipates”, “projects”, “intends”, “estimates”, “expects”, “believes”, “plans”, “may”, “will”, “should”, “could”, and other similar expressions are intended to identify such forward-looking statements.  The Company cautions that these forward-looking statements are necessarily speculative and speak only as of the date made, and are subject to numerous assumptions, risks and uncertainties, all of which may change over time.  Actual results could differ materially from such forward-looking statements.  The following factors, among others, could cause actual results to differ materially and adversely from such forward-looking statements: changes in the financial services industry and the U.S. and global capital markets, changes in economic conditions nationally, regionally and in the Company’s markets, the nature and timing of actions of the Federal Reserve Board and other regulators, the nature and timing of legislation affecting the financial services industry, government intervention in the U.S. financial system, changes in levels of market interest rates, pricing pressures on loan and deposit products, credit risks of the Company’s lending and leasing activities, customers’ acceptance of the Company’s products and services, competition, and failure to realize anticipated efficiencies and synergies from the Pascack Community Bank and Harmony Bank acquisitions.  Any statements made by the Company that are not historical facts should be considered to be forward-looking statements.  The Company is not obligated to update and does not undertake to update any of its forward-looking statements made herein.

(1)  Explanation of Non-GAAP Financial Measures
Reported amounts are presented in accordance with accounting principles generally accepted in the United States of America ("GAAP").  This press release also contains certain supplemental non-GAAP information that the Company’s management uses in its analysis of the Company’s financial results.  Specifically, the Company provides measures based on what it believes are its operating earnings on a consistent basis, and excludes material non-routine operating items which affect the GAAP reporting of results of operations.  The Company’s management believes that providing this information to analysts and investors allows them to better understand and evaluate the Company’s core financial results for the periods in question.

The Company also provides measurements and ratios based on tangible equity and tangible assets.  These measures are utilized by regulators and market analysts to evaluate a company’s financial condition and, therefore, the Company’s management believes that such information is useful to investors.

The Company also uses an efficiency ratio that is a non-GAAP financial measure.  The ratio that the Company uses excludes amortization of core deposit intangibles, provision for unfunded lending commitments and, where applicable, long-term debt prepayment fees and merger related expenses.  Income for the non-GAAP ratio is increased by the favorable effect of tax-exempt income and excludes gains and losses from the sale of investment securities and gain on debt extinguishment, which can vary from period to period.  The Company uses this ratio because it believes the ratio provides a better comparison of period to period operating performance.

These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures which may be presented by other companies.  See accompanying non-GAAP tables.

About Lakeland Bank
Lakeland Bank is the wholly-owned subsidiary of Lakeland Bancorp, Inc., which has $5.2 billion in total assets.  The Bank operates 52 New Jersey branch offices in Bergen, Essex, Morris, Ocean, Passaic, Somerset, Sussex, and Union counties and one branch in Highland Mills, New York; six New Jersey regional commercial lending centers in Bernardsville, Jackson, Montville, Newton, Teaneck and Waldwick; and one in New York to serve the Hudson Valley region.  Lakeland also has a commercial loan production office serving Middlesex and Monmouth counties in New Jersey. Lakeland Bank offers an extensive suite of financial products and services for businesses and consumers.  Visit LakelandBank.com for more information.

Lakeland Bancorp, Inc.
Consolidated Statements of Operations
(Unaudited)

	Three Months Ended March 31,
(Dollars in thousands, except per share amounts)	2017	2016

INTEREST INCOME
Loans and fees	$40,411	$34,121
Federal funds sold and interest-bearing deposits with banks	276	75
Taxable investment securities and other	3,599	2,962
Tax exempt investment securities	510	413
TOTAL INTEREST INCOME	44,796	37,571
INTEREST EXPENSE
Deposits	3,334	2,205
Federal funds purchased and securities sold under agreements to repurchase	10	38
Other borrowings	2,129	1,478
TOTAL INTEREST EXPENSE	5,473	3,721
NET INTEREST INCOME	39,323	33,850
Provision for loan and lease losses	1,218	1,075
NET INTEREST INCOME AFTER PROVISION FOR LOAN AND LEASE LOSSES	38,105	32,775
NONINTEREST INCOME
Service charges on deposit accounts	2,455	2,442
Commissions and fees	1,156	979
Gain on sale of investment securities	2,539	370
Gain on sale of loans	398	420
Income on bank owned life insurance	426	408
Other income	1,120	248
TOTAL NONINTEREST INCOME	8,094	4,867
NONINTEREST EXPENSE
Salaries and employee benefit expense	15,417	14,085
Net occupancy expense	2,836	2,688
Furniture and equipment expense	2,097	1,946
Stationary, supplies and postage expense	443	443
Marketing expense	401	309
FDIC insurance expense	318	590
ATM and debit card expense	441	346
Telecommunications expense	404	424
Data processing expense	553	520
Other real estate owned and other repossessed assets expense	37	39
Long-term debt prepayment fee	2,828	-
Merger related expenses	-	1,721
Core deposit intangible amortization	195	167
Other expenses	2,500	2,146
TOTAL NONINTEREST EXPENSE	28,470	25,424
INCOME BEFORE PROVISION FOR INCOME TAXES	17,729	12,218
Provision for income taxes	5,417	4,110
NET INCOME	$12,312	$8,108
EARNINGS PER COMMON SHARE
Basic	$0.26	$0.20
Diluted	$0.26	$0.20
DIVIDENDS PER COMMON SHARE	$0.095	$0.085

Lakeland Bancorp, Inc.
Consolidated Balance Sheets

	March 31,	December 31,
(Dollars in thousands)	2017	2016
	(Unaudited)
ASSETS
Cash and due from banks	$141,757	$169,149
Federal funds sold and interest-bearing deposits due from banks	8,649	6,652
Total cash and cash equivalents	150,406	175,801

Investment securities available for sale, at fair value	687,352	606,704
Investment securities held to maturity; fair value of $148,083 in 2017
and $146,990 in 2016	148,409	147,614
Federal Home Loan Bank and other membership stocks, at cost	12,072	15,099
Loans held for sale	767	1,742
Loans and leases:
Commercial, real estate	2,881,972	2,767,710
Commercial, industrial and other	342,264	350,228
Leases	67,488	67,016
Residential mortgages	344,890	349,581
Consumer and home equity	338,104	339,360
Total loans and leases	3,974,718	3,873,895
Net deferred costs (fees)	(3,564)	(3,297)
Allowance for loan and lease losses	(31,590)	(31,245)
Net loans and leases	3,939,564	3,839,353
Premises and equipment, net	51,286	52,236
Accrued interest receivable	13,345	12,557
Goodwill	135,747	135,747
Other identifiable intangible assets	3,149	3,344
Bank owned life insurance	72,823	72,384
Other assets	32,895	30,550
TOTAL ASSETS	$5,247,815	$5,093,131

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES
Deposits:
Noninterest-bearing	$924,581	$927,270
Savings and interest-bearing transaction accounts	2,809,705	2,620,657
Time deposits through $250,000	414,123	404,680
Time deposits over $250,000	144,984	140,228
Total deposits	4,293,393	4,092,835
Federal funds purchased and securities sold under agreements to repurchase	84,850	56,354
Other borrowings	173,425	260,866
Subordinated debentures	104,813	104,784
Other liabilities	33,692	28,248
TOTAL LIABILITIES	4,690,173	4,543,087

STOCKHOLDERS' EQUITY
Common stock, no par value; authorized 70,000,000 shares;
issued 47,350,165 shares at March 31, 2017
and 47,222,914 shares at December 31, 2016	511,575	510,861
Retained earnings	46,375	38,590
Accumulated other comprehensive (loss) gain	(308)	593
TOTAL STOCKHOLDERS' EQUITY	557,642	550,044
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$5,247,815	$5,093,131

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(Dollars in thousands, except per share data)	2017	2016	2016	2016	2016

INCOME STATEMENT
Net interest income	$39,323	$38,179	$38,518	$35,102	$33,850
Provision for loan and lease losses	(1,218)	(375)	(1,763)	(1,010)	(1,075)
Other noninterest income	5,157	4,636	5,664	4,460	4,077
Gain on investment securities	2,539	-	-	-	370
Gain on sale of loans	398	525	753	425	420
Long-term debt prepayment fee	(2,828)	-	-	-	-
Merger related expenses	-	-	(1,697)	(685)	(1,721)
Other noninterest expense	(25,642)	(24,772)	(24,309)	(23,030)	(23,703)
Pretax income	17,729	18,193	17,166	15,262	12,218
Provision for income taxes	(5,417)	(6,240)	(5,839)	(5,132)	(4,110)
Net income	$12,312	$11,953	$11,327	$10,130	$8,108

Basic earnings per common share	$0.26	$0.26	$0.25	$0.24	$0.20
Diluted earnings per common share	$0.26	$0.26	$0.25	$0.24	$0.20
Dividends per common share	$0.095	$0.095	$0.095	$0.095	$0.085
Dividends paid	$4,527	$4,265	$4,261	$3,955	$3,525
Weighted average shares - basic	47,354	45,002	44,439	41,238	40,931
Weighted average shares - diluted	47,623	45,257	44,659	41,406	41,091

SELECTED OPERATING RATIOS
Annualized return on average assets	0.97%	0.95%	0.94%	0.93%	0.77%
Annualized return on average common equity	9.02%	9.31%	9.10%	9.04%	7.40%
Annualized return on average tangible common equity (1)	12.04%	12.83%	12.68%	12.63%	10.40%
Annualized net interest margin	3.33%	3.27%	3.45%	3.47%	3.48%
Efficiency ratio (1)	56.36%	56.35%	53.35%	56.29%	60.48%
Common stockholders' equity to total assets	10.63%	10.80%	10.17%	10.18%	10.15%
Tangible common equity to tangible assets (1)	8.20%	8.30%	7.53%	7.53%	7.45%
Tier 1 risk-based ratio	10.73%	10.85%	9.70%	9.73%	9.93%
Total risk-based ratio	13.29%	13.48%	12.40%	10.65%	10.87%
Tier 1 leverage ratio	8.97%	9.07%	8.26%	8.24%	8.33%
Common equity tier 1 capital ratio	10.01%	10.11%	8.94%	8.90%	9.06%
Book value per common share	$11.78	$11.65	$11.22	$11.03	$10.84
Tangible book value per common share (1)	$8.84	$8.70	$8.07	$7.93	$7.72

(1) See Supplemental Information - Non-GAAP Financial Measures

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(Dollars in thousands)	2017	2016	2016	2016	2016

SELECTED BALANCE SHEET DATA AT PERIOD-END
Loans and leases	$3,974,718	$3,873,895	$3,794,519	$3,454,304	$3,368,961
Allowance for loan and lease losses	(31,590)	(31,245)	(31,369)	(30,667)	(30,553)
Investment securities	847,833	769,417	638,091	602,408	573,136
Total assets	5,247,815	5,093,131	4,904,291	4,467,860	4,404,233
Total deposits	4,293,393	4,092,835	3,941,742	3,537,331	3,462,636
Short-term borrowings	84,850	56,354	29,699	123,662	128,841
Other borrowings	278,238	365,650	398,671	326,009	341,269
Stockholders' equity	557,642	550,044	498,722	454,934	446,875

LOANS AND LEASES
Commercial, real estate	$2,881,972	$2,767,710	$2,675,154	$2,353,125	$2,243,335
Commercial, industrial and other	342,264	350,228	339,291	313,062	332,097
Leases	67,488	67,016	65,659	63,338	60,925
Residential mortgages	344,890	349,581	370,766	383,823	392,387
Consumer and home equity	338,104	339,360	343,649	340,956	340,217
Total loans and leases	$3,974,718	$3,873,895	$3,794,519	$3,454,304	$3,368,961

DEPOSITS
Noninterest-bearing	$924,581	$927,270	$931,385	$824,077	$774,487
Savings and interest-bearing transaction accounts	2,809,705	2,620,657	2,471,097	2,235,918	2,204,356
Time deposits	559,107	544,908	539,260	477,336	483,793
Total deposits	$4,293,393	$4,092,835	$3,941,742	$3,537,331	$3,462,636

SELECTED AVERAGE BALANCE SHEET DATA
Loans and leases	$3,905,216	$3,806,588	$3,743,434	$3,412,503	$3,284,339
Investment securities	790,046	683,986	606,779	575,206	570,581
Interest-earning assets	4,825,855	4,680,156	4,467,524	4,094,575	3,933,160
Total assets	5,153,893	5,015,439	4,805,381	4,403,588	4,248,468
Noninterest-bearing demand deposits	921,770	951,418	895,851	801,488	760,198
Savings deposits	490,777	490,556	487,918	485,580	475,870
Interest-bearing transaction accounts	2,241,954	2,072,154	1,988,405	1,775,129	1,682,580
Time deposits	555,270	539,870	533,224	487,169	465,024
Total deposits	4,209,771	4,053,998	3,905,398	3,549,366	3,383,672
Short-term borrowings	28,358	27,538	35,608	31,591	50,335
Other borrowings	332,750	392,789	339,204	346,347	349,088
Total interest-bearing liabilities	3,649,109	3,522,907	3,384,359	3,125,815	3,022,897
Stockholders' equity	553,782	510,562	495,343	450,806	440,823

Lakeland Bancorp, Inc.
Financial Highlights
(Unaudited)

	For the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(Dollars in thousands)	2017	2016	2016	2016	2016

AVERAGE ANNUALIZED YIELDS (TAXABLE EQUIVALENT BASIS)
ASSETS
Loans and leases	4.20%	4.19%	4.23%	4.22%	4.18%
Taxable investment securities and other	2.13%	2.00%	2.06%	2.18%	2.39%
Tax-exempt securities	2.78%	2.75%	3.01%	3.15%	3.40%
Federal funds sold and interest-bearing cash accounts	0.85%	0.48%	0.48%	0.46%	0.38%
Total interest-earning assets	3.78%	3.74%	3.85%	3.85%	3.86%

LIABILITIES
Savings accounts	0.06%	0.06%	0.06%	0.05%	0.08%
Interest-bearing transaction accounts	0.38%	0.35%	0.34%	0.31%	0.30%
Time deposits	0.83%	0.84%	0.81%	0.79%	0.74%
Borrowings	2.37%	2.37%	1.71%	1.62%	1.52%
Total interest-bearing liabilities	0.60%	0.62%	0.53%	0.50%	0.49%
Net interest spread (taxable equivalent basis)	3.18%	3.12%	3.32%	3.35%	3.37%

Annualized net interest margin (taxable equivalent basis)	3.33%	3.27%	3.45%	3.47%	3.48%
Annualized cost of deposits	0.32%	0.30%	0.29%	0.27%	0.26%

ASSET QUALITY DATA
ALLOWANCE FOR LOAN AND LEASE LOSSES
Balance at beginning of period	$31,245	$31,369	$30,667	$30,553	$30,874
Provision for loan and lease losses	1,218	375	1,763	1,010	1,075
Charge-offs	(1,360)	(795)	(1,273)	(1,045)	(1,543)
Recoveries	487	296	212	149	147
Balance at end of period	$31,590	$31,245	$31,369	$30,667	$30,553

NET LOAN AND LEASE CHARGE-OFFS (RECOVERIES)
Commercial, real estate	$595	$(87)	$(11)	$113	$81
Commercial, industrial and other	68	(96)	(30)	137	583
Leases	39	42	40	183	69
Residential mortgages	141	231	385	213	89
Consumer and home equity	30	409	677	250	574
Net charge-offs (recoveries)	$873	$499	$1,061	$896	$1,396

NON-PERFORMING ASSETS
Commercial, real estate	$10,443	$11,885	$13,068	$12,554	$11,943
Commercial, industrial and other	136	167	39	41	1,163
Leases	179	153	78	159	282
Residential mortgages	4,715	6,048	7,264	8,865	8,330
Consumer and home equity	2,270	2,151	2,210	3,325	3,249
Total non-accrual loans and leases	17,743	20,404	22,659	24,944	24,967
Property acquired through foreclosure or repossession	710	1,072	1,918	1,594	792
Total non-performing assets	$18,453	$21,476	$24,577	$26,538	$25,759

Loans past due 90 days or more and still accruing	$-	$10	$10	$42	$101
Loans restructured and still accruing	$11,553	$8,802	$9,251	$9,509	$10,545

Ratio of allowance for loan and lease losses to total loans and leases	0.79%	0.81%	0.83%	0.89%	0.91%
Total non-accrual loans and leases to total loans and leases	0.45%	0.53%	0.60%	0.72%	0.74%
Total non-performing assets to total assets	0.35%	0.42%	0.50%	0.59%	0.58%
Annualized net charge-offs (recoveries) to average loans and leases	0.09%	0.05%	0.11%	0.11%	0.17%

Lakeland Bancorp, Inc.
Supplemental Information - Non-GAAP Financial Measures
(Unaudited)

	At or for the Quarter Ended
	Mar 31,	Dec 31,	Sept 30,	June 30,	Mar 31,
(Dollars in thousands, except per share amounts)	2017	2016	2016	2016	2016

CALCULATION OF TANGIBLE BOOK VALUE PER COMMON SHARE
Total common stockholders' equity at end of period - GAAP	$557,642	$550,044	$498,722	$454,934	$446,875
Less: Goodwill	135,747	135,747	136,392	125,285	125,443
Less: Other identifiable intangible assets	3,149	3,344	3,545	2,728	2,891
Total tangible common stockholders' equity at end of period - Non-GAAP	$418,746	$410,953	$358,785	$326,921	$318,541

Shares outstanding at end of period	47,350	47,223	44,443	41,241	41,241

Book value per share - GAAP	$11.78	$11.65	$11.22	$11.03	$10.84

Tangible book value per share - Non-GAAP	$8.84	$8.70	$8.07	$7.93	$7.72

CALCULATION OF TANGIBLE COMMON EQUITY TO TANGIBLE ASSETS
Total tangible common stockholders' equity at end of period - Non-GAAP	$418,746	$410,953	$358,785	$326,921	$318,541

Total assets at end of period - GAAP	$5,247,815	$5,093,131	$4,904,291	$4,467,860	$4,404,233
Less: Goodwill	135,747	135,747	136,392	125,285	125,443
Less: Other identifiable intangible assets	3,149	3,344	3,545	2,728	2,891
Total tangible assets at end of period - Non-GAAP	$5,108,919	$4,954,040	$4,764,354	$4,339,847	$4,275,899

Common equity to assets - GAAP	10.63%	10.80%	10.17%	10.18%	10.15%

Tangible common equity to tangible assets - Non-GAAP	8.20%	8.30%	7.53%	7.53%	7.45%

CALCULATION OF RETURN ON AVERAGE TANGIBLE COMMON EQUITY
Net income - GAAP	$12,312	$11,953	$11,327	$10,130	$8,108

Total average common stockholders' equity - GAAP	$553,782	$510,562	$495,343	$450,806	$440,823
Less: Average goodwill	135,747	136,385	136,392	125,424	124,423
Less: Average other identifiable intangible assets	3,276	3,459	3,685	2,828	2,920
Total average tangible common stockholders' equity - Non-GAAP	$414,759	$370,718	$355,266	$322,554	$313,480

Return on average common stockholders' equity - GAAP	9.02%	9.31%	9.10%	9.04%	7.40%

Return on average tangible common stockholders' equity - Non-GAAP	12.04%	12.83%	12.68%	12.63%	10.40%

CALCULATION OF EFFICIENCY RATIO
Total noninterest expense	$28,470	$24,772	$26,006	$23,715	$25,424
Amortization of core deposit intangibles	(195)	(202)	(201)	(164)	(167)
Long-term debt prepayment fee	(2,828)	-	-	-	-
Merger related expenses	-	-	(1,697)	(685)	(1,721)
Provision for unfunded lending commitments	-	-	-	(230)	(208)
Noninterest expense, as adjusted	$25,447	$24,570	$24,108	$22,636	$23,328

Net interest income	$39,323	$38,179	$38,518	$35,102	$33,850
Total noninterest income	8,094	5,161	6,417	4,885	4,867
Total revenue	47,417	43,340	44,935	39,987	38,717
Tax-equivalent adjustment on municipal securities	275	262	253	225	222
Gains on sale of investment securities	(2,539)	-	-	-	(370)
Total revenue, as adjusted	$45,153	$43,602	$45,188	$40,212	$38,569

Efficiency ratio - Non-GAAP	56.36%	56.35%	53.35%	56.29%	60.48%

	For the Quarter Ended
	Mar 31,	Mar 31,
(Dollars in thousands, except per share amounts)	2017	2016

RECONCILIATION OF EARNINGS PER SHARE
Net income - GAAP	$12,312	$8,108

NON-ROUTINE TRANSACTIONS, NET OF TAX
Tax deductible merger related expenses	-	819
Non-tax deductible merger related expenses	-	336
Net effect of non-routine transactions	-	1,155

Net income available to common shareholders excluding non-routine transactions	12,312	9,263
Less: Earnings allocated to participating securities	(121)	(58)
	$12,191	$9,205

Weighted average shares - Basic	47,354	40,931
Weighted average shares - Diluted	47,623	41,091

Basic earnings per share - GAAP	$0.26	$0.20
Diluted earnings per share - GAAP	$0.26	$0.20

Basic earnings per share, adjusted for non-routine transactions	$0.26	$0.22
Diluted earnings per share, adjusted for non-routine transactions (Core EPS)	$0.26	$0.22

Thomas J. Shara
President & CEO

Thomas F. Splaine
EVP & CFO
973-697-2000